UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Event Requiring Report: February 3, 2003




                          U.S. HOMES & PROPERTIES, INC
           -----------------------------------------------------------
             (Exact Name of Registrant as Specified on its Charter)


        000-27557                                            87-0663193
-----------------------------                       ----------------------------
  (Commission File Number)                          (IRS Employer Identification
                                                    Number)


                                     NEVADA
        ---------------------------------------------------------------
         (State or Other Jurisdiction of Incorporation or Organization)


                        3809 South West Temple, Suite 1D
                            Salt Lake City, UT 84115
        ---------------------------------------------------------------
                    (Address of Principal Executive Offices)



                                 (801) 281-0001
        ----------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5. Other Events.

On February 3, 2003, AALL Finished Construction, Inc., a wholly owned subsidiary of Career Worth, Inc. n/k/a US Homes & Properties, Inc. entered into a Agreement with 3450 Russell Road LLC, a Nevada Limited Liability Company to issue 8,000,000 shares of restricted common stock of AALL Finished Construction to 3450 Russell Road LLC. 3450 Russell Road LLC agreed to settle debts owed to it by AALL Finished Construction in the amount of $162,189.00 in exchange for the restricted shares of common stock. AALL Finished currently owns a shopping mall located in Las Vegas, Nevada. The shopping mall is operated under the name of Friendly Bear Plaza. The actual shopping mall and land are owned by Friendly Bear Plaza, Inc. and AALL Finished Construction owns the majority of the issued and outstanding shares of Friendly Bear Plaza, Inc. With this transaction 3450 Russell Road LLC will own 85% of the issued and outstanding shares of common stock of AALL Finished Construction. The agreement between AALL Finished and 3450 Russell Road, LLC changes control of AALL Finished from US Homes and Properties to 3450 Russell Road, LLC. 3450 Russell Road, LLC is owned by David Wolfson, the President/CEO and a Director of US Homes and Properties. Mr.
Wolfson also owns or has beneficial ownership over 5,278,751 shares of restricted common stock of US Homes and Properties. Mr. Wolfson is one of the largest shareholders in US Homes and Properties. The transaction was performed in the ordinary course of business for AALL Finished Construction. AALL Finished Construction and US Homes and Properties completed the transaction to alleviate AALL Finished Construction's debt load.

ITEM 7. EXHIBITS

(C)  Exhibits.

Exhibit No.     Page No.       Description

10 (i)          *              Settlement Agreement with 3450 Russell Road LLC

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 4, 2003.


                                              U.S. Homes & Properties, Inc.



                                              By:    /s/ David Wolfson
                                                 -----------------------------
                                                 David Wolfson, President


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Exhibit 10(i)

                              SETTLEMENT AGREEMENT

     This Settlement Agreement (the "Agreement") is entered into as of the day of January, 2003 between AALL Finished Construction, Inc., a Utah Corporation ("AALL Finished") and 3450 Russell Road, LLC, a Nevada Limited Liability Company ("3450").

                                    RECITALS

     A. WHEREAS, Feng Shui Consulting has loaned AALL Finished the sum of $162,689.00, which debt has been assigned by Feng Shui to 3450, and which AALL Finished has used in maintaining its day to day operations and to secure certain real estate parcels within the State of Utah;

     B. WHEREAS, AALL Finished has not, as of the date of this Agreement, AALL Finished has not produced any income nor net profits from the operations of the company and has been unable to make any payments on the amounts loaned to AALL Finished by 3450;

     C. WHEREAS, 3450 desires to be repaid for the amounts it has loaned to AALL Finished and AALL Finished desires to repay the amounts it has borrowed from 3450;

     D. WHEREAS, 3450 and AALL Finished are desirous of settling and discharging AALL Finished's obligations to 3450 in an amicable manner;

     NOW THEREFORE, in consideration of the mutual covenants contained herein which are acknowledged to be goo and valuable consideration, the parties agree as follows:

     1. AALL Finished shall issue and/or pay to 3450 8,000,000 shares (the "Shares") of AALL Finished Construction, Inc.'s common stock, with a restrictive legend on said shares, within seven (7) days from the date of this Agreement.

     2. AALL Finished and 3450 shall each release and discharge the other party from any and all charges, claims, and rights each party might have against the other party resulting from the above mentioned loan by 3450 to AALL Finished. Execution of this agreement shall serve as a complete release of all claims by either party.

     3. The parties expressly agree that the issuance of the Shares shall be adequate consideration by AALL Finished for the discharge of the loan made by 3450 and that the monies loaned are adequate consideration for the issuance of the Shares.

     4. Except as expressly set forth in this Agreement, the Parties hereby release, acquit and forever discharge each other, their present and former officers, directors, members, employees, affiliates, owners, partners, attorneys, agents, successors, and assigns, of and from any and all claims, demands, promises, costs, damages, expenses and/or causes of action of any nature, whatsoever, which exist or may exist, as of the date of this agreement, including, but not limited to, those claims which are made or could be made in this matter, whether known or unknown, liquidated or contingent. In this regard, the parties acknowledge and represent that they have made their own investigation with respect to the claims involved in this matter, and the advisability of settlement and that they have not relied upon any representations of any other party in agreeing to settle this matter and the mutual releases contained herein.

     5. The parties acknowledge and agree that this Agreement is entered into in settlement and compromise of disputed claims and shall not constitute an admission of any evidence of wrongdoing by any party and that each party denies any liability to the other party to this Agreement.

     6. Should legal action be necessary to enforce, construe, rescind, or terminate or recover for the breach of the provisions of this agreement, the prevailing party shall be entitled to recover all costs of bringing the suit, including a reasonable attorney's fee.

     7. This Agreement is being made by the parties within the State of Utah. This Agreement shall be governed by and construed in accordance with the laws of the State of Utah, notwithstanding any conflicts of law provisions of any other state. The parties expressly agree that should any action be brought to enforce the terms of this agreement that said action shall be commenced in the Third Judicial District Court of Utah in and for Salt Lake County, Salt Lake City Division. The parties hereby agree to submit to the jurisdiction of said court.

     8. The parties to this Agreement warrant that they have full authority to bind their principals as parties to this agreement.

     IN WITNESS HEREOF, the undersigned parties have executed this Agreement as of the date first written above.

AALL FINISHED CONSTRUCTION           3450 RUSSELL ROAD LLC


 /s/ David Wolfson                    /s/ David Wolfson
------------------------------       -----------------------------
By: David Wolfson                    By: David Wolfson
Its: President                       Its: Managing Member


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